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                                                                  Exhibit 10.24


                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         LIMITED LIABILITY AGREEMENT OF
                              NSP HOLDINGS L.L.C.


                  THIS SECOND AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY AGREEMENT OF NSP HOLDINGS L.L.C., dated as of July 18, 2003 (this "AMENDMENT"), is by and among NSP Holdings L.L.C., a Delaware limited liability company (the "COMPANY"), each of the members of the Argosy Group listed on the signature pages hereto under the heading "ARGOSY GROUP," each of the members of the Hancock Group listed on the signature pages hereto under the heading "HANCOCK GROUP" and the other members of the Company listed on the signature pages hereto under the heading "OTHER MEMBERS" (together with the undersigned members of the Argosy Group and the undersigned members of the Hancock Group, the "REQUIRED MEMBERS").

                  Whereas, the Company, the Required Members and certain other entities and individuals are parties to that certain Amended and Restated Limited Liability Agreement of NSP Holdings L.L.C. dated as of February 27, 2000 (as amended or modified from time to time, the "AGREEMENT"). Except as otherwise indicated herein, capitalized terms used in this Amendment have the same meaning ascribed to them in the Agreement; and

                  WHEREAS, the parties hereto desire to amend the Agreement on the terms and conditions set forth herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. AMENDMENT TO THE AGREEMENT. The last sentence of SECTION 2.1(D) of the Agreement is hereby amended and restated in its entirety as follows:

                  "The Company shall redeem all of the outstanding Preferred Units on September 30, 2013 (the "SCHEDULED REDEMPTION DATE") at a price equal to the Redemption Distribution; PROVIDED, HOWEVER, that if a Sale of the Company occurs prior to the Scheduled Redemption Date, the Company shall, simultaneously with the occurrence of such Sale of the Company, redeem all of the outstanding Preferred Units held by such holder at a price equal to the Redemption Distribution."

         2. LIMITATIONS. Except as expressly amended by this Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect. From and after the date that this Amendment becomes effective, reference to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Agreement in the other documents delivered in connection with the Agreement, shall mean and be a reference to the Agreement as amended by this Amendment; PROVIDED that no representation or warranty of the Company made as of any particular date shall be deemed to be remade as of the date of this Amendment.

         3. APPROVALS. As required by SECTION 15.5 of the Agreement, this Amendment shall be



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become effective when executed counterparts of this Amendment have been delivered to the Company by the holders of a majority of (i) the outstanding Common Voting Units of the Company, (ii) the outstanding Preferred Units of the Company, (iii) the outstanding Class A Common Units held by the members of the Argosy Group and (iv) the outstanding Class A Common Units held by the members of the Hancock Group.

         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.



























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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.


                                     NSP HOLDINGS L.L.C.

                                     By:    /s/ DAVID F. MYERS, JR.
                                            ---------------------------

                                     Its:   Secretary
                                            ---------------------------


                                     ARGOSY GROUP:


                                     ARGOSY SAFETY PRODUCTS, L.P.

                                     By:    /s/ JAY BLOOM
                                            ---------------------------

                                     Its:   Managing Director
                                            ---------------------------


                                     CIBC WMV INC.

                                     By:    /s/ JAY BLOOM
                                            ---------------------------

                                     Its:   Managing Director
                                            ---------------------------


                                     CO-INVESTMENT MERCHANT FUND 2, LLC

                                     By:    /s/ JAY BLOOM
                                            ---------------------------

                                     Its:   Managing Director
                                            ---------------------------

                                     CARAVELLE PRIVATE INVESTMENT
                                     CORPORATION

                                     By:    /s/ JAY BLOOM
                                            ---------------------------

                                     Its:   Managing Director
                                            ---------------------------

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                                     CARAVELLE NORCROSS INVESTMENT CORP.

                                     By:    /s/ JAY BLOOM
                                            ---------------------------

                                     Its:   Managing Director
                                            ---------------------------


                                     CIBC WG ARGOSY MERCHANT FUND L.L.C.

                                     By:    /s/ JAY BLOOM
                                            ---------------------------

                                     Its:   Managing Director
                                            ---------------------------



                                     HANCOCK GROUP:


                                     JOHN HANCOCK LIFE INSURANCE COMPANY

                                     By:    /s/ STEPHEN J. BLEWITT
                                            ---------------------------

                                     Its:
                                            ---------------------------

                                     HANCOCK MEZZANINE PARTNERS L.P.

                                     By:    Hancock Mezzanine Investments LLC
                                     Its:   General Partner

                                     By:    John Hancock Life Insurance Company
                                     Its:   Investment Advisor

                                     By:    /s/ STEPHEN J. BLEWITT
                                            ---------------------------

                                     Its:
                                            ---------------------------



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                                      OTHER MEMBERS:


                                      CONTINENTAL ILLINOIS VENTURE CORP.

                                      By:     /s/ MARCUS D. WEDNER
                                              ---------------------------

                                      Its:    Managing Director
                                              ---------------------------


                                              /s/ ROBERT A. PETERSON
                                              ---------------------------
                                              Robert A. Peterson


                                              /s/ DAVID F. MYERS, JR.
                                              ---------------------------
                                              David F. Myers, Jr.